Regional Prototype
                                                                  Profit-Sharing
                                                                      Plan # 001


                                  STANDARDIZED

                               ADOPTION AGREEMENT

                                    REGIONAL
                     PROTOTYPE PROFIT-SHARING PLAN AND TRUST

                                  Sponsored by

                           VAUGHAN & ASSOCIATES, INC.

The Employer named below hereby establishes a Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Regional Prototype Plan and Trust Basic Plan Document TR1.

1.       EMPLOYER INFORMATION

 NOTE: If multiple Employers are adopting the Plan, complete this section based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

          (a)      NAME AND ADDRESS:

                    National Paintball Supply Co., Inc.
                    155 Verdin Road
                    Greenville, South Carolina 29607

          (b)       TELEPHONE NUMBER:  (864) 458-7271

          (c)       TAX ID NUMBER:      57-0900837

          (d)       FORM OF BUSINESS:
                    [ ]  (i) Sole Proprietor
                    [ ]  (ii) Partner ship
                    [X]  (iii) Corporation
                    [ ]  (iv) "S" Corporation (formerly known as Subchapter S)
                    [ ]  (v) Other:

           (e)      NAME(S) OF INDIVIDUAL(S) AUTHORIZED TO ISSUE
                    INSTRUCTIONS TO THE TRUSTEE:

                    William R. Fairbanks





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                                                              Regional Prototype
                                                        Profit-Sharing Plan #001


                       National Paintball Supply Co., Inc.

             (f)     NAME OF PLAN: Profit Sharing Plan

             (g)     THREE DIGIT PLAN NUMBER
                     FOR ANNUAL RETURN/REPORT:   001.

             2.      EFFECTIVE DATE

                     (a) This is a new Plan having an effective date of ______.

                     (b) This is an amended Plan.

                         The effective date of the original Plan was January 1, 1988.

                         The effective date of the amended Plan is January 1, 1989 with the exception of Sections 6(d), 7(b), 7(c) and 11 herein which shall be effective as of the first day of the 1989 Plan Year.

              3.      DEFINITIONS

                      (a) "Collective or Commingled Funds"

                           [X] (i)  Not Applicable - Non-Institutional Trustee.

                           [ ] (ii)  Investment  in collective or commingled
                               funds as permitted at paragraph 13.3(b) of the Basic Plan Document. #R1 shall only be made to the following specifically named fund(s):

                               Funds made available after the execution of this Adoption Agreement will be listed on schedules attached to the end of this Adoption Agreement.

                       (b) "Compensation" [paragraph 1.12]

                            (i) Compensation Measurement Period - Compensation
                                shall be determined on the basis of the:
                                [ ]  (1) Plan Year.
                                [ ]  (2) Employer's Taxable Year.
                                [ ]  (3) Calendar Year:




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                                                              Regional Prototype
                                                                  Profit-Sharing
                                                                       Plan #001

                             (ii) Application of Salary Savings Agreements:

                                  Compensation   shall  exclude  Employer
                                  contributions made pursuant to a Salary
                                  Savings Agreement under:

                                  [X] (1)  Not applicable, no such agreement
                                           exists.

                                  [ ] (2)  A Cash or Deferred Profit-Sharing
                                           Plan under Code Section
                                           401(k) or Simplified Employee Pension
                                           under Code Section 402(h)(1)(B).

                                  [ ] (3)  A flexible benefit plan under Code
                                           Section 125.

                                  [ ] (4)  A tax deferred annuity under Code
                                           Section 403(b).

                             (iii) Maximum Compensation

                                   For purposes of the Plan, Compensation
                                   shall be limited to $N/A,  the maximum
                                   amount  which will be  considered  for
                                   Plan   purposes.   [If  an  amount  is
                                   specified, it will limit the amount of
                                   contributions  allowed  on  behalf  of
                                   higher     compensated      Employees.
                                   Completion  of  this  section  is  not
                                   intended   to   coordinate   with  the
                                   $200,000   limit   of  Code   Section.
                                   415(d), thus the amount should be less
                                   than the  $200,000  limit as  adjusted
                                   for cost-of-living increases.]

                       (c)  "Entry Date" [paragraph 1.30]

                            [ ](i) The first day of the Plan Year during which
                                   an Employee meets the eligibility
                                   requirements.

                            [X](ii) The first day of the Plan Year nearest
                                   the  date on which  an  Employee   meets  the
                                   eligibility requirements.

                            [ ](iii) The first day of the month coinciding
                                   with or following the date on which an
                                   Employee meets the eligibility requirements.

                            [ ](iv) The  earlier  of the  first day of the
                                   Plan Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.




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                                                              Regional Prototype
                                                                  Profit-Sharing
                                                                       Plan #001

                            [ ](v) The  first  day  of the Plan Year  following
                                   the date on which  the  Employee  meets
                                   the eligibility requirements. If this
                                   election is made, the Service requirement at 4(a)(ii) may not exceed 1/2 year and the age requirement at 4(b)(ii) may not exceed 20-1/2.

                            [ ](vi) The first day of the Plan Year, or the first
                                   day of the fourth month, the seventh month or the tenth month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

                       (d)  "Hour of Service" [paragraph 1.41] .

                             Shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

                             [XX](i) On the basis of actual hours for which
                                     an Employee is paid or entitled to payment.

                             [ ](ii) On the basis of days worked. An Employee
                                     shall be credited with ten (10) Hours of Service if under paragraph 1.41 of the Basic Plan Document #R1 such Employee would be credited. With at least one (1) Hour of Service during the day.

                             [ ](iii) On the  basis  of  weeks  worked  An
                                     Employee shall be credited with forty-five
                                     (45) Hours of Service if under paragraph
                                     1.41 of the Basic Plan Document #R1 such
                                     Employee would be credited with at least one (1) Hour of Service during the week.

                             [ ](iv) On the basis of semi-monthly payroll
                                     periods.  An  Employee  shall  be  with
                                     ninety-five   (95)  Hours  of   Service  if
                                     under  paragraph 1.41  of  the  Basic  Plan
                                     Document #R1 such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

                             [ ](v) On the basis of months worked. An Employee shall be credited with one hundred-ninety
                                     (190) Hours of Service if under paragraph
                                     1.41 of the Basic Plan  Document  #R1  such
                                     Employee would be credited with at least one (1) Hour of Service during the month.





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                                                              Regional Prototype
                                                        Profit-Sharing Plan #001


                       (e)  "Limitation Year" [paragraph 1.44]

                       The 12-consecutive month period commencing on January 1, and ending on December 31.

                       (f)  "Net Profit"

                            [X] (i) Not applicable (profits will not be required
                                    for contributions to the Plan).

                            [ ] (ii) As defined in paragraph 1.48 of the Basic
                                    Plan Document #R1.

                            [ ] (iii) Shall be defined as:

                            (Only use if definition in paragraph 1.48 of the
                             Basic Plan Document #R1 is to be superseded.)

                       (g)  "Plan Year" [paragraph 1.57]

                             The  12-consecutive   month  period  commencing  on
                             January 1 and ending December 31.

                             If applicable, the first Plan Year will be a short Plan Year commencing on __________ and ending on___________________. Thereafter, the Plan Year shall be as above.

                       (h)  "Qualified Early Retirement Age"

                             For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the order is entered [x] shall [ ] shall not be the date the order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

                       (i)   Qualified Joint and Survivor Annuity"

                             The safe-harbor provisions of paragraph 8.7 of the Basic Plan Document #Rl [ ]are [X] are not
                             applicable. If not applicable, the survivor annuity shall be 50% (50%, 66-2/3%, 75% or 100%)
                             of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.


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                                                              Regional Prototype
                                                        Profit-Sharing Plan #001


                       (j) "Taxable Wage Base" [paragraph 1.79]

                           [X](i) Not Applicable - Plan is not integrated with
                                  Social Security.

                           [ ](ii) The maximum earnings considered wages for
                                  such Plan Year under Code Section 3121(x).

                           [ ] (iii)  _____%  (not more  than  100%) of the
                                  amount considered wages for such Plan Year under Code Section 3121(x).

                           [ ] (iv) $ provided that such amount is not in excess
                                  of the amount determined under paragraph 3(j)
                                  (ii) above.

                           [ ] (v) For the 1989 Plan Year $10,000. For all
                                  subsequent Plan Years, 20% of the maximum earnings considered wages for such Plan Year under Code Section 3121(x).

                      NOTE: Using less than the maximum may result in a change in the allocation formula in Section 7 hereof.

                       (k)  "Valuation Date(s)"

                             Allocations to Participant Accounts will be done in accordance with Article V of the Basic Plan Document #R1:

                             [ ] (i) Daily
                             [ ] (ii) Weekly
                             [ ] (iii) Monthly
                             [ ] (iv) Bi-Monthly
                             [ ] (v) Quarterly
                             [ ] (vi)  Semi-Annually
                             [X](vii) Annually

                       (1)  "Year of Service"

                             For Eligibility Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

                             For Allocation Accrual Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service. (For Plan Years beginning in 1990 and thereafter, if a number greater than 501 is specified, it will be deemed to be 501.)







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                                                              Regional Prototype
                                                                  Profit-Sharing
                                                                       Plan #001


                             For Vesting Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

             4. ELIGIBILITY REQUIREMENTS [Article II]

                (a)  Service:

                    [ ] (i)     The Plan shall have no service requirement.

                    [X] (ii) The Plan shall cover only Employees having completed at least 1 [not more than three
                                (3)] Years of Service. If three is specified, it will automatically be deemed to be 2 for all Plan Years beginning in 1989 and later.

                    NOTE: If the eligibility period exceeds one (1) Year of Service, the vesting provisions at Section 11 herein must be completed to provide a 100% vested and nonforfeitable benefit upon participation. If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

               (b)  Age:

                   [ ] (i)      The Plan shall have no  minimum age requirement.

                   [X] (ii) The Plan shall cover only Employees having attained age 21 (not more than age 21).

               (c) Classification:

                   The Plan shall cover all Employees who have met the age and service requirements with the following exceptions:

                   [ ] (i)     No exceptions.

                   [X] (ii) The Plan shall exclude Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term

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                                                              Regional Prototype
                                                        Profit-Sharing Plan #001



                               "Employee Representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                    [X] (iii)  The Plan  shall  exclude Employees  who are
                               nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

                (d) Employees on Effective Date:

                    [ ] (i) Employees employed on the Plan's Effective Date do not have to satisfy the Service requirements specified above.

                    [ ] (ii) Employees employed on the Plan's Effective Date do not have to satisfy the age requirements specified above.

             5. RETIREMENT AGES

                (a) Normal Retirement Age:

                    If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

                    [X] (i) Normal Retirement Age shall be 65 (not to exceed age 65).

                    [ ] (ii) Normal Retirement Age shall be the later of attaining age (not to exceed age 65) or the (not to exceed the 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

                 (b) Early Retirement Age:

                     [X] (i)    Not Applicable.

                     [ ] (ii) The Plan shall have an Early Retirement Age of (not less than 55) and completion of Years of Service.








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                                                              Regional Prototype
                                                        Profit-Sharing Plan #001



               6. EMPLOYER CONTRIBUTIONS [Article III]

                     [X] (a) An amount fixed by appropriate action of the Employer as of the time prescribed by law.

                     [ ] (b) ______% of the Employer's Net Profit. (The allocation to any one Participant shall not exceed the Maximum Permissible Amount).

                     [ ] (c) ______% of Compensation of eligible Participants for the Plan Year.

                     [ ] (d) ______% of each eligible Participant's Compensation plus _____% of Compensation in excess of the Taxable Wage Base defined at
                                Section 3(j) hereof. The percentage on excess compensation may not exceed the lesser of (i) the amount first specified in this paragraph or (ii) the greater of 5.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act. If the Employer specifies a Taxable Wage Base in
                                Section 3(j) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Taxable Wage Base is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Taxable Wage Base is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

                      NOTE: Employer contributions shall be subject to the limitations of Article X of the Basic Plan Document #R1. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year.

               7. ALLOCATION OF EMPLOYER CONTRIBUTION

                      NOTE: The integrated allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier, years shall be as specified in its Plan prior to Amendment for the Tax Reform Act of 1986.

                   [X] (a) Non-Integrated Allocation Formula [See Minimum Contribution Under Top-Heavy Plans at Section 7(e)]

                                The  Employer's  contribution for any Plan  Year
                                plus any forfeitures   (only   if   they   are
                                reallocated to Participants under Section 9), shall be allocated to the accounts of eligible Participants in direct proportion to their respective Compensation for such Plan Year.




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                                                              Regional Prototype
                                                        Profit-Sharing Plan #001



                  [ ]  (b)      Integrated Allocation Formula [See Minimum
                                Contributions Under Top-Heavy Plans at Section
                                7(e)]. The Employer's contribution for the Plan
                                Year plus any forfeitures (only if they are reallocated to Participants under Section 9 herein), shall be allocated to the accounts of eligible Participants as follows:

                                (i) First, to the extent contributions and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

                                (ii) Next, any remaining Employer Contributions
                                     and forfeitures will be allocated to
                                     Participants  who have Compensation  in
                                     excess of the Taxable Wage Base (excess
                                     Compensation).  Each such Participant  will
                                     receive an allocation  in the  ratio   that
                                     his or her excess compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.

                                (iii)  Next, any remaining Employer
                                     contributions and forfeitures  will be
                                     allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base is defined at
                                     Section 3(j) above is less than the
                                     maximum, but more than the greater of
                                     $10,000 or 20% of the maximum, then the 2.7% must be reduced. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%.

                      NOTE: If the Plan is not Top-Heavy, sub-paragraphs (i) and (ii) above may be disregarded and 5.7%, 5.4% or 4.3% may be substituted for 2.7%, 2.4% or 1.3% where it appears in (iii) above.






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                                               Regional Prototype Profit-Sharing
                                                                       Plan #001



                       (iv)  Next,   any  remaining   Employer contributions and
                             forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participant's Compensation bears to all Participants' Compensation.

                             [ ] (c) Alternative Integrated Allocation Formula
                                     [See Minimum Contributions under Top-Heavy
                                     Plans at Section 7(e)]

                             The Employer's Contribution for any Plan Year plus any forfeitures (only if they are reallocated to Participants under Section 9 below), shall be allocated to the accounts of eligible Participants based on the Contribution formula described in
                             Section 6(d) above. If this allocation formula is used for Top-Heavy Plans the first blank may not be less than 3%.

                      NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

                 (d)  Allocation of Excess Amounts (Annual Additions)

                      In the event that the allocation formula above results in an Excess Amount, such excess shall be:

                      [ ] (i) placed in a suspense account accruing no gains or losses for the benefit of the Participant.

                      [ ] (ii) reallocated as additional Employer contributions
                               to all other Participants to the extent that they do not have an Excess Amount.

                       If no answer is specified, the suspense account method will be used.

                 (e)   Minimum Contributions Under Top-Heavy Plans

                       Notwithstanding   any   other   provision herein, the
                       Employer shall make a minimum contribution for each eligible Participant with respect to any Plan Year for which the Plan is Top-Heavy. The minimum contribution shall be determined in accordance with paragraph 14.2 of Basic Plan Document #R1 for:

                       [X] (i)  all eligible Participants.

                       [ ] (ii) only eligible non-Key Employees who are
                                Participants.






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                                                              Regional Prototype
                                                        Profit-Sharing Plan #001

8. ALLOCATIONS TO TERMINATED EMPLOYEES [paragraph 5.31

   (a) For Plan Years beginning prior to 1990:

       [X] (i) For Plan Years beginning prior to 1990, the Employer will not allocate Employer related contributions to any Participant who terminates employment during the Plan Year.

       [ ] (ii) The Employer will allocate  Employer related  contributions to
               Employees who terminate during the Plan Year as a result of:

               [ ]  (1)  retirement.

               [ ]  (2)  Disability.

               [ ]  (3)  death.

               [ ]  (4)  other termination provided that the Participant has completed a Year of Service.

               [ ]  (5)  other termination.

     (b) For Plan Years beginning in 1990 and thereafter, the Employer will allocate Employer related contributions to any Participant who is credited with more than 500 Hours of Service or is employed on the last day of the Plan Year without regard to the number of Hours of Service.

          The Employer will also allocate Employer related contributions to any Participant who terminates during the Plan Year without accruing the necessary Hours of Service if they terminate as a result of:

          [X] (i)   retirement.

          [X] (ii)  Disability.

          [X[ (iii) death.

  9. ALLOCATION OF FORFEITURES

     (a)  Allocation Alternatives:

          [X] (i) Forfeitures shall be allocated to Participants in the same manner as the Employer's contribution.

          [ ] (ii) Forfeitures shall be applied to reduce the Employer's contribution for such Plan Year.



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                                               Regional Prototype Profit-Sharing
                                                                       Plan #001

          [ ] (iii) Forfeitures shall be applied to offset administrative expenses of the Plan. If forfeitures exceed these expenses (ii) above will apply.

               (b) Date for Reallocation:

     NOTE:If no distribution has been made to a former  Participant,  subsection
          (i) below will apply to such  Participant  even if the Employer elects
          (ii) or (iii) below as its normal administrative policy.

          [ ] (i)  Forfeitures  shall be  reallocated  at the end of the Plan
               Year during which the former Participant incurs his or her fifth consecutive one year Break In Service.

          [ ] (ii) Forfeitures will be reallocated immediately (as of the next Valuation Date):

          [X] (iii)  Forfeitures  shall be reallocated at the end of the Plan
               Year during which the former Participant incurs his or her 1st (1st, 2nd, 3rd, or 4th) consecutive one year Break In Service.

                (c) Restoration of Forfeitures:

                    If amounts are forfeited prior to five consecutive 1-year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated (fill in the appropriate number):

                    [1] (i)   Current year's forfeitures.

                    [2] (ii)  Additional Employer contribution.

                    [3] (iii) Income or gain to the Plan.


10.  LIMITATIONS ON ALLOCATIONS [Article X]

     [X] This is the only Plan the Employer maintains or ever maintained; therefore, this Section is not applicable.

     [ ] The Employer does maintain or has maintained another Plan (including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(1)(2)], under which amounts are treated as Annual Additions) and has completed the proper sections below.



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                                                              Regional Prototype
                                                        Profit-Sharing Plan #001

  Complete (a) if you maintain Paired Plan #R1002 (Regional Prototype Money Purchase Pension Plan) or #R1003 (Regional Prototype Cash or Deferred Profit-Sharing Plan).

     (a) The minimum contribution required under paragraph 14.2 of Basic Plan Document #R1 shall be made to:

          [ ] (i) This Plan.

          [ ] (ii) Paired Plan #________.

     NOTE:If you maintain Defined Contribution Paired Plan #R1002 it is suggested that you list that Plan number above.

   Complete (b), (c) and (d) only if you maintain or ever maintained another qualified plan (other than Paired Plan #R1002 or #R1003), including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(1)(2)], in which any Participant in this Plan is (or was) a participant or could possibly become a participant.

     (b)  If  the  Participant  is  covered  under  another   qualified  Defined
          Contribution Plan maintained by the Employer, other than a Regional Prototype Plan:

          [ ] (i) The provisions of Article X of the Basic Plan Document #R1 will apply, as if the other plan were a Regional Prototype Plan.

          [ ] (ii) Attach provisions stating the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

     (c) If a Participant is or ever has been a participant in a Defined Benefit Plan maintained by the Employer:

          Attach  provisions  which  will  satisfy  the 1.0  limitation  of Code
          Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

     (d) The minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied by:

          [ ] (i) This Plan.

          [ ] (ii)

              (Name of other: qualified plan of the Employer).

                                                              Regional Prototype
                                                                  Profit-Sharing
                                                                       Plan #001

          [ ] (iii) Attach provisions stating the method under which the minimum contribution and benefit provisions of Code Section 416 will be satisfied. If a Defined Benefit Plan is or was maintained, an attachment must be provided showing interest and mortality assumptions used in determining the Top-Heavy Ratio.

11.  VESTING [Article IX]

     Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and the earnings thereon under the procedures selected below except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the Two-twenty vesting schedule [option (b)(iv)J shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (b)(iv), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

     (a)  Computation Period:

          The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

          [ ] (i) shall not be applicable since Participants are always fully vested.

          [ ] (ii) shall commence on the date on which an  Employee  first
                   performs  an  Hour  of Service for the Employer   and   each
                   subsequent 12-consecutive month period shall commence on the anniversary thereof, or [X] (iii) shall commence on the first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

          A Participant shall receive credit for a Year of Service if he or she completes at least 1,000 Hours of Service [or if lesser, the number of hours specified at 3(1)(iii) of this Adoption Agreement] at any time during the 12-consecutive month computation period. Consequently, a Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

                                                              Regional Prototype
                                                                  Profit-Sharing
                                                                       Plan #001

(b)  Vesting Schedules:

NOTE: The vesting schedules below only apply to a Participant who has at least one hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

[ ] (i)                    Full and immediate vesting.

                                Years of Service

                   1                 2           3            4                 5                6                 7
                   -                 -           -            -                 -                -                 -


[ ] (ii)           %                100%

[ ] (iii)          %                 %          100%

[X] (iv)           0%                20%         40%          60%               80%              100%

[ ] (v)            %                 %           20 %         40%               60%               80%            100%

[ ] (vi)          10%               20%          30%          40%               60%               80%            100%

[ ] (vii)          %                 %            %            %               100%

[ ] (viii)         %                 %            %            %                %                  %             100%

NOTE:The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule. (v).

(c)   Service disregarded for Vesting:

[ ] ( i )Service prior to the Effective Date of this Plan or a predecessor plan shall be disregarded when computing a Participant's vested and nonforfeitable interest.

[ ] (ii) Service prior to a Participant having attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interet.

12.  SERVICE WITH PREDECESSOR ORGANIZATION

For purposes of satisfying the Service requirements for eligibility, Hours of Service shall include Service with the following predecessor organization(s):
(These hours will also be used for vesting purposes.)

Fairbanks Company
-----------------

                                               Regional Prototype Profit-Sharing
                                                                       Plan #001


13.  ROLLOVER/TRANSFER CONTRIBUTIONS

     (a) Rollover Contributions, as described at paragraph 4.3 of the Basic Plan Document #R1, [ ]shall [x] shall not be permitted. If permitted, Employees [ ] may [ ] may not make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

     (b) Transfer Contributions, as described at paragraph 4.4 of the Basic Plan Document #R1 [ ] shall [x] shall not be permitted. If permitted, Employees [ ] may [ ] may not make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

     NOTE:Even  if   available,   the   Employer   may  refuse  to  accept  such
          contributions if its Plan meets the safe-harbor rules of paragraph 8.7 of the Basic Plan Document #R1.

14.  HARDSHIP WITHDRAWALS

     Hardship withdrawals, as provided for in paragraph 6.9 of the Basic Plan Document #R1, [ ] are [x] are not permitted.

15.  PARTICIPANT- LOANS

     Participant loans, as provided for in paragraph 13.4 of the Basic Plan Document #R1, [x] are [ ] are not permitted. If permitted, repayments of principal and interest shall be repaid to [ ] the Participant's segregated account or xx] the general Fund.

16.  1NSURANCE POLICIES

     The insurance provisions of paragraph 13.5 of the Basic Plan Document #Rl, [x] shall [ ] shall not be applicable.

17.  EMPLOYER INVESTMENT DIRECTION

     The Employer  investment  direction  provisions,  as set forth in paragraph
     13.6 of the Basic Plan Document #R1 [x] shall [ ] shall not be applicable.

18.  EMPLOYEE INVESTMENT DIRECTION

     The Employee  investment  direction  provisions,  as set forth in paragraph
     13.7 of the Basic Plan Document #R1, [ ] shall [x] shall not be applicable.

                                                              Regional Prototype
                                                        Profit-Sharing Plan #001

     If applicable, Participants may direct their investments:

     [ ] (i)  among funds offered by the Trustee.

     [ ] (ii) among any allowable investments.

     Participants may direct the following kinds of contributions and the earnings thereon (check all applicable):

     [ ] (i)  All Contributions.

     [ ] (ii) Employer Contributions.

     [ ] (iii)Voluntary Contributions.

     [ ] (iv) Mandatory Contributions.

     [ ] (v)  Rollover Contributions.

     [ ] (vi) Transfer Contributions.

     [ ] (vii)All above which are checked, but only to the extent that Participant is vested in those contributions.

     NOTE:To the extent that Employee investment direction was previously allowed, it shall continue to be allowed on those amounts and the earnings thereon.

19.  EARLY PAYMENT OPTION

     (a) A Participant who separates from Service prior to retirement death or Disability [x] may [ ] may not make application to the Employer requesting an early payment of his or her vested account balance.

     (b) A Participant who has not separated from Service [ ] may [X] may not obtain a distribution of his or her vested Employer contributions. Distribution can only be made if the Participant is 100% vested.

     (c) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [X] may [ ] may not receive a distribution of his or her vested account balance.

     NOTE:If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distribution see item 20(a) below.

                                                              Regional Prototype
                                                        Profit-Sharing Plan #001

20.  DISTRIBUTION OPTIONS

     (a)  Timing of Distributions:

     In cases of termination for other than death, Disability or retirement, benefits shall be paid:

     [X] (i) As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

     [ ] (ii) As soon as administratively feasible, following the date on which a distribution is requested or is otherwise payable.

     [ ] (iii) As soon as administratively feasible, after the close of the Plan Year during which the Participant incurs __________consecutive one-year Breaks in Service.

     [ ] (iv) Only after the Participant has achieved the Plan's Normal Retirement Age, or Early Retirement Age, if applicable.

     In cases of death, Disability or retirement, benefits shall be paid:

     [ ] (v) As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

     [x] (vi) As soon as administratively feasible, following the date on which a distribution is requested or is otherwise payable.

     [ ] (vii) As soon as administratively feasible, after the close of the Plan Year during which the Participant incurs consecutive one-year Breaks in Service.

     [ ] (viii) Only after the Participant has achieved the Plan's Normal Retirement Age, or Early Retirement Age, if applicable.

     (b)  Optional Forms of Payment:

     [X]  (i) Lump Sum.

     [X]  (ii) Installment Payments.

     [X]  (iii) Life Annuity*.

                                                              Regional Prototype
                                                        Profit-Sharing Plan #001

     [ ]  (iv)  Life Annuity Term Certain*.
                Life Annuity with payments guaranteed for ______________ period (not to exceed 20 years, specify all applicable).

     [X]  (v)   Joint  and  [X] 50%, [ ] 66-2/3%,  [ ] 75% or [ ] 100%  survivor annuity* (specify all applicable).

     [ ]  (vi)  Other form(s) as specified:

     *Not available in Plan meeting provisions of paragraph 8.7 of Basic Plan document #R1.

     (c)  Recalculation of Life Expectancy:

     In determining required distributions under the Plan, Participants and/or their Spouse (Surviving Spouse)[X] shall [ ] shall not have the right to have their life expectancy recalculated annually.

     If "shall",

     [ ] only the Participant shall be recalculated.

     [ ] both the Participant and Spouse shall be recalculated.

     [X] who is recalculated shall be determined by the Participant.

                                                              Regional Prototype
                                                                  Profit-Sharing
                                                                       Plan #001

21. SIGNATURES

    (a) EMPLOYER:

     Name and address of Employer if different than specified in item 1 above.

        SAME
        ----

     This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #R1 were adopted by the Employer the 26th day of December, 1990.

     Signed for the Employer by:                William R. Fairbanks

     Title:                                     President

     Signature:                                 /s/ William R. Fairbanks

     The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

     Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Code Section 419(e) which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3)] or an individual medical account, as defined in Code Section 4150)(2), in addition to this Plan (other than Paired Plan #R1002 or #R1003) may not rely on the notification letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans or who may not rely on this notification letter pursuant to the preceding sentence, wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The Employer understands That its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

     This Adoption Agreement may only be used in conjunction with Basic Plan Document #R1.

                                                              Regional Prototype
                                                        Profit-Sharing Plan #001


        (b)  TRUSTEE:

             Name of Trustee(s):

             William R. Fairbanks

               The Employer's Plan as contained herein was accepted by the Trustee(s) The 26th day of December, 1990.

               Signed for the Trustee by:

               Title:

               Signature:    /s/ William R. Fairbanks

        (c)    SPONSOR:

               The Employer's Agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #R1 were accepted by the Sponsor The 2nd day of January 1991.

               Signed for the Sponsor by:       Richard G. Vaughan

               Title:                           President

               Signature:                       /s/ Richard G. Vaughan

                                                              Regional Prototype
                                                        Profit-Sharing Plan #001

21.  SIGNATURES

     (a)  EMPLOYER:

     Name and address of Employer if different than specified in item 1 above.

     The Fairbanks Company
     ---------------------

     This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #R1 were adopted by the Employer the 6th day of March, 1991.

     Signed for the Employer by:                      William R. Fairbanks

                   Title:

                    Signature:

                    The  Employer  understands  that  its  failure  to  properly
                    complete    the   Adoption    Agreement    may   result   in
                    disqualification of its Plan.

                    Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan (including, after December 31, 1985, a Welfare Benefit Fund, as defined in Code Section 419(e) which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3)] or an individual medical account, as defined in Code Section 415(1)(2), in addition to this Plan (other than Paired Plan #R1002 or #R1003) may not rely on the notification letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans or who may not rely on this notification letter pursuant to the preceding sentence, wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter, should be made to the appropriate Key District Director of Internal Revenue. The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

                     This Adoption Agreement may only be used in conjunction with Basic Plan Document #Rl.

                                                              Regional Prototype
                                                        Profit-Sharing Plan #001


(b)  TRUSTEE:

Name of Trustee(s):

                William R. Fairbanks

          The Employer's Plan as contained herein was accepted by the Trustee(s) the 6th day of March, 1991.

          Signed for the Trustee by:

          Title:

             Signature:      /s/ William R. Fairbanks

 (c)  SPONSOR:

          The Employer's Agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #Rl were accepted by the Sponsor
          the     day           of               19_____

          Signed for the Sponsor by:       Richard C. Vaughan

          Title:                           President

          Signature:                       /s/ Richard C. Vaughan

                                 FIRST AMENDMENT

                                       FOR

                       NATIONAL PAINTBALL SUPPLY CO., INC.
                               PROFIT SHARING PLAN

WHEREAS, The Employer desires to amend the above referenced retirement plan effective January 1, 1994; incorporating the Model Amendment referencing Section 401(a) Limitation that defines the OBRA '93 annual compensation limit as $150,000.

NOW THEREFORE, Be it resolved that the Employer hereby adopts, and makes as an integral part of the Plan, the Model Amendment as attached hereto.

IN WITNESS WHEREOF, This Agreement has been executed this 4th day of October, 1994.


Witnesses                           NATIONAL PAINTBALL SUPPLY CO., INC.

                                    Employer

                                    By:  /s/ William R. Fairbanks

                                    Trustees

                     PART I -SECTION 401(a) (17) LIMITATION
                     [MAY BE ADOPTED BY DEFINED CONTRIBUTION
                           AND DEFINED BENEFIT PLANS]

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401 (a) (17) (B) of the Internal Revenue Code. The cost-of-living in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a) (17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                                SECOND AMENDMENT

                                       FOR

                       NATIONAL PAINTBALL SUPPLY CO., INC.
                               PROFIT SHARING PLAN

WHEREAS, The Employer desires to amend the above referenced retirement plan effective December 1, 1994; in order to add Douglas L. Brown as Trustee; and

NOW THEREFORE, Be it resolved that effective as of December 1, 1994, the Trustees of the Plan shall be William R. Fairbanks and Douglas L. Brown. Said Trustees shall indicate their acceptance of trusteeship by their signature below; and

BE IT RESOLVED, That the Employer hereby adopts, and makes as an integral part of the Plan, this Amendment.

IN WITNESS WHEREOF, This Agreement has been executed this 5th day of December, 1994.

Witness:                            NATIONAL PAINTBALL SUPPLY CO., INC.

                                    Employer


                                    By:  /s/ William R. Fairbanks

                                    Trustees

                                 THIRD AMENDMENT

                                       FOR

                       NATIONAL PAINTBALL SUPPLY CO., INC.
                               PROFIT SHARING PLAN

WHEREAS, The Employer desires to amend the above referenced retirement plan effective October 1, 1998; to permit service with Powerball, Inc. to satisfy the service requirements for Eligibility and Vesting.

NOW THEREFORE, Be it resolved that the Employer hereby deletes the original Page 16 in its entirety and replaces it with the attached Page 16.

IN WITNESS WHEREOF, This Agreement has been executed this 1st day of December, 1998.

Witnesses:                          NATIONAL PAINTBALL SUPPLY CO., INC.


                                    Employer
                                    By:  /s/ William R. Fairbanks

                                    Trustees